Bank Loans and Banking Facilities	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Bank Loans and Banking Facilities
9.	Bank Loans and Banking Facilities

The Company has credit facilities with various banks representing notes payable, trade acceptances, import facilities, revolving loans and overdrafts. At December 31, 2015, these facilities totaled $90,000, which were unused at December 31, 2015. The banking facility with limited guarantee from the subsidiaries of NTISZ and Zastron Shenzhen at December 31, 2015 mature in 2016. Bank loan of $40,000 with the annual interest rate of 1.5354% and a term of one year borrowed from the Hong Kong and Shanghai Banking Corporation Limited (“HSBC”) was fully repaid on May 28, 2015. On June 26, 2015, the Company borrowed $55,000 with the annual interest rate of 1.23425% from HSBC and it was fully repaid on August 26, 2015. On July 8, 2015, the Company borrowed $35,000 with the annual interest rate of 1.2311% from HSBC and it was fully repaid on September 8, 2015. Interest rates are generally based on the banks’ usual lending rates in Hong Kong or the PRC and the credit lines are normally subject to annual review.

There were no banking facilities granted in 2016. However, during 2017, the Company’s management began negotiating with China Construction Bank regarding a bank facility for project development in Shenzhen, PRC. The proposed bank facility is $184,049 (RMB1,200 million) for Inno Park in Guangming, Shenzhen. Both parties are still negotiating the terms and conditions in the contract. The Company is expected to close the deal within a few months following the balance sheet date.